Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 9 INCOME TAXES

The components of International Paper's earnings from continuing operations before income taxes and equity earnings by taxing jurisdiction were:

In millions	2011	2010	2009
Earnings (loss)
U.S.	$874	$198	$905
Non-U.S.	584	624	294
Earnings (loss) from continuing operations before income taxes and equity earnings	$1,458	$822	$1,199

The provision (benefit) for income taxes by taxing jurisdiction was:

In millions	2011	2010	2009
Current tax provision (benefit)
U.S. federal	$(78)	$(249)	$228
U.S. state and local	(19)	(19)	7
Non-U.S.	91	67	74
	$(6)	$(201)	$309
Deferred tax provision (benefit)
U.S. federal	$207	$301	$(63)
U.S. state and local	46	45	41
Non-U.S.	64	76	182
	$317	$422	$160
Income tax provision	$311	$221	$469

The Company's deferred income tax provision (benefit) includes an $8 million benefit, a $0 million provision and a $1 million provision for 2011, 2010 and 2009, respectively, for the effect of changes in non-U.S. and U.S. state tax rates.

International Paper made income tax payments, net of refunds, of $44 million, $(135) million and $97 million in 2011, 2010 and 2009, respectively.

A reconciliation of income tax expense using the statutory U.S. income tax rate compared with the actual income tax provision follows:

In millions	2011	2010	2009
Earnings (loss) from continuing operations before income taxes and equity earnings	$1,458	$822	$1,199
Statutory U.S. income tax rate	35%	35%	35%
Tax expense (benefit) using statutory U.S. income tax rate	510	288	420
State and local income taxes	16	15	32
Tax rate and permanent differences on non-U.S. earnings	(34)	(69)	162
Net U.S. tax on non-U.S. dividends	23	16	11
Tax benefit on manufacturing activities	(8)	3	(2)
Non-deductible business expenses	6	8	7
Sales of non-strategic businesses	(195)	0	0
Retirement plan dividends	(5)	(2)	(2)
Alternative fuel mixture credits	0	0	(133)
Cellulosic bio-fuel credits	0	(40)	0
Tax credits	(7)	(25)	(11)
Medicare subsidy	0	29	(7)
Tax audits	0	0	(16)
Other, net	5	(2)	8
Income tax provision	$311	$221	$469
Effective income tax rate	21%	27%	39%

The tax effects of significant temporary differences, representing deferred tax assets and liabilities at December 31, 2011 and 2010, were as follows:

In millions	2011	2010
Deferred tax assets:
Postretirement benefit accruals	$242	$256
Pension obligations	954	616
Alternative minimum and other tax credits	478	416
Net operating loss carryforwards	536	541
Compensation reserves	189	185
Other	173	268
Gross deferred tax assets	2,572	2,282
Less: valuation allowance	(424)	(366)
Net deferred tax assets	$2,148	$1,916
Deferred tax liabilities:
Plants, properties and equipment	$(2,383)	$(2,174)
Forestlands and related installment sales	(1,833)	(2,061)
Gross deferred tax liabilities	$(4,216)	$(4,235)
Net deferred tax liability	$(2,068)	$(2,319)

Deferred tax assets and liabilities are recorded in the accompanying consolidated balance sheet under the captions Deferred income tax assets, Deferred charges and other assets, Other accrued liabilities, Deferred income taxes, Assets of businesses held for sale and Liabilities of businesses held for sale. The increase in 2011 in deferred tax assets principally relates to the tax impact of changes in recorded qualified pension liabilities. The decrease in deferred income tax liabilities principally relates to timberlands installment sale gain recognition offset by more tax depreciation taken on the Company's assets placed in service in 2011. Certain tax attributes reflected on our tax returns as filed, differ significantly from those reflected in the deferred tax accounts due to uncertain tax benefits.

The valuation allowance for deferred tax assets as of December 31, 2011 was $424 million. The net change in the total valuation allowance for the year ended December 31, 2011, was an increase of $58 million. The increase consists primarily of an allowance applied to state tax capital losses generated in the current year and non-U.S. deferred tax assets.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009 is as follows:

In millions	2011	2010	2009
Balance at January 1	$(199)	$(308)	$(435)
Additions based on tax positions related to current year	(2)	(12)	(28)
Additions for tax positions of prior years	(719)	(50)	(82)
Reductions for tax positions of prior years	29	97	72
Settlements	2	0	174
Expiration of statutes of limitations	25	70	2
Currency translation adjustment	7	4	(11)
Balance at December 31	$(857)	$(199)	$(308)

Included in the balance at December 31, 2011, 2010 and 2009 are $9 million, $13 million and $56 million, respectively, for tax positions for which the ultimate benefits are highly certain, but for which there is uncertainty about the timing of such benefits. However, except for the possible effect of any penalties, any disallowance that would change the timing of these benefits would not affect the annual effective tax rate, but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company accrues interest on unrecognized tax benefits as a component of interest expense. Penalties, if incurred, are recognized as a component of income tax expense. The Company had approximately $88 million and $100 million accrued for the payment of estimated interest and penalties associated with unrecognized tax benefits at December 31, 2011 and 2010, respectively.

The major jurisdictions where the Company files income tax returns are the United States, Brazil, France, Poland and Russia. Generally, tax years 2002 through 2010 remain open and subject to examination by the relevant tax authorities. The Company is typically engaged in various tax examinations at any given time, both in the United States and overseas. Currently, the Company is engaged in discussions with the U.S. Internal Revenue Service regarding the examination of tax years 2006 through 2009. As a result of these discussions, other pending tax audit settlements, and the expiration of statutes of limitation, the Company currently estimates that the amount of unrecognized tax benefits could be reduced by up to $45 million during the next twelve months. During 2011, unrecognized tax benefits increased by $658 million. While the Company believes that it is adequately accrued for possible audit adjustments, the final resolution of these examinations cannot be determined at this time and could result in final settlements that differ from current estimates.

Included in the Company's 2011, 2010 and 2009 income tax provision (benefit) are $(266) million, $(143) million and $279 million, respectively, related to special items. The components of the net provisions related to special items were as follows:

In millions	2011	2010	2009
Special items and other charges:
Restructuring and other charges	$(293)	$(149)	$(534)
Alternative fuel mixture credit	0	0	650
Tax-related adjustments:
Internal restructurings	24	0	0
India deal costs	9	0	0
IP UK valuation allowance release	(13)	0	0
Settlement of tax audits and legislative changes	5	0	(26)
Incentive plan deferred tax write-off	0	14	0
Medicare D deferred tax write-off	0	32	0
Cellulosic bio-fuel credits	0	(40)	0
Valuation allowance for Louisiana recycle credits	0	0	15
Valuation allowance for net deferred tax assets in France	0	0	156
Other tax adjustments	2	0	18
Income tax provision (benefit) related to special items	$(266)	$(143)	$279

Excluding the impact of special items, the 2011, 2010 and 2009 tax provisions were $577 million, $364 million and $190 million, respectively, or 32%, 30% and 30%, respectively, of pre-tax earnings before equity earnings.

The following details the scheduled expiration dates of the Company's net operating loss and tax credit carryforwards:

In millions	2012 Through 2021	2022 Through 2031	Indefinite	Total
U.S. federal and non-U.S. NOLs	$15	$414	$344	$773
State taxing jurisdiction NOLs	152	159	0	311
U.S. federal, non- U.S. and state tax credit carryforwards	166	81	371	618
State capital loss carryforwards	25	0	0	25
Total	$358	$654	$715	$1,727

Deferred income taxes are not provided for temporary differences of approximately $4.5 billion, $4.3 billion and $3.5 billion as of December 31, 2011, 2010 and 2009, respectively, representing earnings of non-U.S. subsidiaries intended to be permanently reinvested. Computation of the potential deferred tax liability associated with these undistributed earnings and other basis differences is not practicable.